UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Securities Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a-12

SAVARA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! SAVARA INC. 2026 Annual Meeting JiSAVARA Vote by June 03, 2026 11 :59 PM ET SAVARA INC. ATTN: CORPORATE SECRETARY ONE SUMMIT SQUARE 1717 LANGHORNE NEWTOWN RD., SUITE 300 LANGHORNE, PA 19047 You invested in SAVARA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 04, 2026. Get informed before you vote View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Vote Virtually at the Meeting* Point your camera here and June 04, 2026 3:00 PM EDT vote without entering a ~Inumber Virtually at: www.virtualshareholdermeeting.com/SVRA2026

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. To elect six directors to hold office until the next Annual Meeting of Stockholders. Nominees: 1a . Matthew Pauls 0 For 1b. Nevan Elam 0 For 1C . Richard J. Hawkins 0 For 1d . Joseph S. McCracken 0 For 1e . David A. Ramsay 0 For 1f . An van Es-Johansson 0 For 2. To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our 0 For common stock from 300,000,000 to 600,000,000. 3. To approve the amendment of the Savara Inc. 2024 Omnibus Incentive Plan to increase the number of shares of 0 For common stock authorized for issuance thereunder by 18,900,000. 4. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year0 For ending December 31, 2026. 5. To approve, on an advisory basis, the compensation of our named executives. 0 For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.